As filed with the Securities and Exchange Commission on December 15, 2010

1933 Act File No. 333-03013

1940 Act File No. 811-07607

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 42	☒ ☐ ☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 43	☒ ☒

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 548-7786

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq.	Stuart M. Strauss, Esq.
Kramer Levin Naftalis & Frankel LLP	Dechert LLP
919 Third Avenue	1095 Avenue of the Americas
New York, New York 10022	New York, New York 10036 - 6797

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

Class II Prospectus

[                    ], 2011

The Universal Institutional Funds, Inc.

Global Tactical Asset Allocation Portfolio (formerly International Magnum Portfolio)

Total return.

Investment Adviser

Morgan Stanley Investment Management Inc.

The Universal Institutional Funds, Inc. (the “Fund”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Ticker Symbol: [                ]

Class II Prospectus

Portfolio Summary

Portfolio Summary

Global Tactical Asset Allocation Portfolio

Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio (Class II)

The table below describes the fees and expenses that you may pay if you buy and hold the classes of shares that may be offered by the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares. The table and example below do not reflect the impact of any charges by your insurance company. If they did, Total Annual Portfolio Operating Expenses would be higher.

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Advisory Fees	0.80%
Distribution (12b-1) Fee	0.35%
Other Expenses*†	0.42%
Total Annual Portfolio Operating Expenses	1.57%
Fee Waiver and/or Expense Reimbursement**	0.42%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%

*	Other expenses have been estimated for the Portfolio’s Class II shares for the current fiscal year.

†	The Portfolio may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. The Portfolio estimates that these expenses constituted less than 0.01% of the Portfolio’s average net assets for the fiscal year ended December 31, 2010. The Portfolio’s estimated indirect expense from investing in the Acquired Funds is based upon the average allocation of the Portfolio’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2010. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

**	The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.15%. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate. The expenses of the Acquired Funds are not taken into account when calculating the fee waivers and/or expense reimbursements.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be equal to the amounts reflected in the table below.

	1 Year	3 Years	5 Years	10 Years
Global Tactical Asset Allocation Portfolio	$117	$365	$633	$1,398

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies

The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

The Adviser and/or “Sub-Advisers,” Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency and thematic allocations. The Portfolio’s allocations will be based upon the Adviser’s and/or Sub-Advisers’ evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s and/or Sub-Advisers’ quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity,

UIF Global Tactical Asset Allocation Portfolio	1

Global Tactical Asset Allocation Portfolio (Cont’d)

currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser and/or Sub-Advisers consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.

The Portfolio may invest in real estate investment trusts (“REITs”) and mortgage-related or mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”).

The Portfolio may invest a portion of its assets in below investment grade fixed income securities (commonly known as “junk bonds”) and repurchase agreements. The Portfolio may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”). The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured notes (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in forward foreign currency exchange contracts. Derivative instruments used by the Portfolio will be counted toward the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio’s principal investment strategies are subject to the following principal risks:

• Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect entire financial markets or industries and events that affect particular issuers. To the extent that the Portfolio invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

• Fixed Income Securities. Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves. Prices of longer term fixed income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of the security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities. In addition, a portion of the Portfolio’s securities may be rated below investment grade, commonly known as “junk bonds,” and may have speculative risk characteristics.

• Mortgage Securities. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements.

2	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Portfolio Summary

Global Tactical Asset Allocation Portfolio (Cont’d)

Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser and/or Sub-Advisers could result in reduced yields, increased volatility and/or reductions in net asset value.

• CMOs. CMOs are comprised of various tranches, the expected cash flows on which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

• REITs. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

• Foreign and Emerging Market Securities. Investing in foreign countries, particularly emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares year-by-year and by showing how the Portfolio’s Class I shares’* average annual returns for the past one, five and ten year periods compare with those of a broad measure of market performance, over time. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future. Updated performance information is available on the Fund’s website at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

Commenced operations on January 2, 1997

High Quarter	[•] - [•]	[•]%
Low Quarter	[•] -[•]	[•]%

*	Performance shown for the Portfolio’s Class II shares reflects the performance of the Class I series of the Portfolio.

Average Annual Total Returns (Class I)#

(for the calendar periods ended December 31, 2010)

	Global Tactical Asset Allocation Portfolio	MSCI All Country World Index†	MSCI EAFE Index*
Past One Year	[•]%	[•]%	[•]%
Past Five Years	[•]%	[•]%	[•]%
Past Ten Years	[•]%	[•]%	[•]%

#	Class I shares are not offered in this Prospectus. As of the date of the Prospectus, the Fund has not commenced offering Class II shares of the Portfolio. The returns for Class II shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class II are higher.

†	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market

UIF Global Tactical Asset Allocation Portfolio	3

Global Tactical Asset Allocation Portfolio (Cont’d)

capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio’s primary benchmark was changed in October 2010 from the MSCI EAFE Index to the MSCI All Country World Index to more accurately reflect the Portfolio’s investable universe.

*	The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. The

Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Investment Adviser and Sub-Advisers

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Global Macro and Asset Allocation team manages the Portfolio. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio are shown below:

Name	Title with Adviser	Date Began Managing the Portfolio
Mark A. Bavoso	Managing Director	October 2010
Henry McVey	Managing Director	October 2010

Purchase and Sale of Portfolio Shares

This Prospectus offers Class II shares of the Global Tactical Asset Allocation Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Fund shares will be sold at the net asset value (“NAV”) next determined after we receive your redemption request.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

For more information, please refer to the “Shareholder Information—Purchasing and Selling Portfolio Shares” section of this Prospectus.

Tax Information

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

For more information, please refer to the “Shareholder Information—Taxes” section of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), which may be affiliated or unaffiliated with the Adviser, the Adviser and/or the Portfolio’s distributor may pay (out of their own funds and not as an expense of the Portfolio) the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Details of the Portfolio

Details of the Portfolio

Global Tactical Asset Allocation Portfolio

Objective

The Portfolio seeks total return.

The Portfolio’s investment objective may be changed by the Fund’s Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio’s investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

Process

The Adviser and/or Sub-Advisers will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency and thematic allocations. The Portfolio’s allocations will be based upon the Adviser’s and/or Sub-Advisers’ evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s and/or Sub-Advisers’ quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser and/or Sub-Advisers consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.

The Portfolio may invest in REITs and mortgage-related or mortgage-backed securities, including CMOs collateralized by Mortgage Assets.

The Portfolio may invest a portion of its assets in below investment grade fixed income securities (commonly known as “junk bonds”) and repurchase agreements. The Portfolio may also invest up to 10% of its total assets in other investment companies, including ETFs. The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured notes (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in forward foreign currency exchange contracts. Derivative instruments used by the Portfolio will be counted toward the Portfolio’s exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity and fixed income securities of U.S. and non-U.S. issuers. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). To the extent that the Portfolio invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Market prices of the Portfolio’s fixed income securities respond to economic developments, especially changes in interest rates, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer’s credit rating declines, and rise if it improves. Prices of longer term fixed

UIF Global Tactical Asset Allocation Portfolio	5

Global Tactical Asset Allocation Portfolio (Cont’d)

income securities also are generally more volatile, so the average maturity of the securities in the Portfolio affects risk. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of the security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities.

The Portfolio may invest in fixed income securities that are rated below investment grade or are not rated, but are of equivalent quality. These fixed income securities are often referred to as high yield securities or "junk bonds." High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. When the Portfolio invests in high yield securities, it generally seeks to receive a correspondingly higher return on the securities it holds to compensate it for the additional credit risk and market risk it has assumed. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities. Rates of prepayment faster or slower than anticipated by the Adviser and/or Sub-Advisors could result in reduced yields, increased volatility and/or reductions in net asset value.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

REITs pool investors’ funds for investments primarily in real estate properties or real estate related loans. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences

6	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Details of the Portfolio

Global Tactical Asset Allocation Portfolio (Cont’d)

for the Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.

Investing in foreign countries, particularly emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

In addition, the Portfolio’s investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Risk Factors and Information” for further information about these and other risks of investing in the Portfolio.

UIF Global Tactical Asset Allocation Portfolio	7

Additional Risk Factors and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio’s investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over the counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Fixed Income Securities

Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. The Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market

8	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Risk Factors and Information

Additional Risk Factors and Information (Cont’d)

value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-based securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy

UIF Global Tactical Asset Allocation Portfolio	9

Additional Risk Factors and Information (Cont’d)

hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Emerging Market Risks

Emerging market or developing countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The Portfolio’s investments generally will be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio’s assets. The Investment Teams may use derivatives to reduce this risk. The Investment Teams may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives and Other Investments

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio’s investment objective, there is no assurance that the use of derivatives will achieve this result.

10	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Risk Factors and Information

Additional Risk Factors and Information (Cont’d)

The derivative instruments and techniques that the Portfolio may principally use include the following:

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settle- ment date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default or similar event of the referenced debt obligation.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain

UIF Global Tactical Asset Allocation Portfolio	11

Additional Risk Factors and Information (Cont’d)

structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

SMBS. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Portfolio invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by the Adviser and/or Sub-Advisors, it is possible that the Portfolio could lose all or substantially all of its investment.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Investment Companies and ETFs

An investment in an investment company, including ETFs, is subject to the underlying risks of that entity’s portfolio securities. For example, if an investment company held common stocks, the Portfolio would also be exposed to the risk of investing in common stocks. In addition to the Portfolio’s fees and expenses, the Portfolio would bear its share of the investment company’s or ETF’s fees and expenses.

Repurchase Agreements

Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio’s right to control the collateral.

Temporary Defensive Investments

When the Investment Teams believe that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities that may be inconsistent with its principal investment strategies for temporary defensive purposes. If the Investment Teams incorrectly predict the effects of these changes, such defensive investments may adversely affect the Portfolio’s performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs. The Portfolio may engage in frequent trading of securities to achieve its investment objective.

12	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Fund Management

Fund Management

Investment Adviser

The Investment Adviser is Morgan Stanley Investment Management Inc. The Adviser, with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc., the Fund’s distributor (the “Distributor”). Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2010, the Adviser, together with its affiliated asset management companies, had approximately $[•] billion in assets under management or supervision.

Sub-Advisers

The Adviser has entered into sub-advisory agreements with Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E 14 4QA, England, and Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, 16-01 Capital Square, Singapore 04948. MSIM Limited and MSIM Company are wholly-owned subsidiaries of Morgan Stanley. MSIM Limited and MSIM Company provide the Portfolio with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Directors. The Adviser pays MSIM Limited and MSIM Company on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

Advisory Fee

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets as set forth in the table below:

Assets	Fee
First $500 million	0.80%
From $500 million to $1 billion	0.75%
More than $1 billion	0.70%

However, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 1.15% of its average daily net assets. For purposes of determining the amount of the advisory fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.15%. The fee waivers and or expense reimbursements are expected to continue for one year or until such time as the Fund’s Board of Directors acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

For the fiscal year ended December 31, 2010, the Adviser received a fee for advisory services (net of fee waivers and/or expense reimbursements) equal to [•]% of the Portfolio’s average daily net assets.

A discussion regarding the Board of Directors’ approval of the investment advisory agreement and the investment sub-advisory agreements is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2010.

Portfolio Management

The Portfolio’s assets are managed within the Global Macro and Asset Allocation team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso and Henry McVey.

Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. McVey has been associated with the Adviser in an investment management capacity since June 2009. Mr. McVey was a portfolio manager for Fortress Investment Group LLC from September 2007 to May 2009. Prior to September 2007, Mr. McVey worked as the Chief U.S. Investment Strategist for Morgan Stanley.

Team members collaborate to manage the assets of the Portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

UIF Global Tactical Asset Allocation Portfolio	13

Fund Management (Cont’d)

The composition of the team may change from time to time.

Distribution Plan

The Fund has adopted a Plan of Distribution for the Portfolio’s Class II shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Under the Plan, the Portfolio is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies, qualified pension plans or retirement plans which offer the Portfolio as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% 12b-1 fee that it may receive. This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution, marketing and/or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio’s shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Fund’s SAI.

14	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Shareholder Information

Shareholder Information

Share Class

This Prospectus offers Class II shares of the Global Tactical Asset Allocation Portfolio. The Fund also offers Class I shares of the Portfolio through a separate Prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.

Purchasing and Selling Portfolio Shares

Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

There are no known disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Portfolio offers its shares to separate accounts of various insurance companies that offer variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless, the Board of Directors that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

Pricing of Portfolio Shares

The price per share will be the NAV per share next determined after the Fund or the insurance company receives your purchase or redemption order. The NAV for one share is the value of that share’s portion of all of the net assets in the Portfolio. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About Net Asset Value

The NAV per share of the Portfolio is determined by dividing the total of the value of the Portfolio’s investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, the value for those securities will be determined in good faith at fair value using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended, the Portfolio’s NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

The NAV of Class II shares will differ from that of other classes because of class-specific expenses that each class may pay.

UIF Global Tactical Asset Allocation Portfolio	15

Shareholder Information (Cont’d)

Dividends and Distributions

The Portfolio distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.

Taxes

The Portfolio expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Portfolio does not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state and local tax consequences applicable to your investment.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Portfolio, which may include, among other things, dilution in the value of the Portfolio’s shares indirectly held by contract owners or participants with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). The Portfolio’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”

The Fund’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Portfolio on an ongoing basis. Therefore, to some extent, the Portfolio relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Portfolio has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to

16	UIF Global Tactical Asset Allocation Portfolio

Class II Prospectus

Shareholder Information

Shareholder Information (Cont’d)

implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Portfolio. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

UIF Global Tactical Asset Allocation Portfolio	17

Financial Highlights

No financial information is provided for the Portfolio’s Class II shares because the Class II shares of the Portfolio had not been offered as of the date of this Prospectus.

18	UIF Global Tactical Asset Allocation Portfolio

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has a SAI, dated [                    ], 2011, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio’s investments. In the Fund’s shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio’s performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, and to make shareholder inquiries, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company or on our web site at www.morganstanley.com/im.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090);

(2) On-line: you may retrieve information from the EDGAR Database on the Commission’s web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549- 0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-7607.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Global Tactical Asset Allocation Portfolio

P.O. Box 2798, Boston, MA 02208-2798

STATEMENT OF ADDITIONAL INFORMATION

[•], 2011

CLASS II SHARES

The Universal Institutional Funds, Inc. (the “Fund”) is a no-load, open-end management investment company with diversified and non-diversified series. The Fund currently consists of 10 series offering a broad range of investment choices. This Statement of Additional Information (“SAI”) sets forth information about the Fund applicable to the Class II shares of the Global Tactical Asset Allocation Portfolio (the “Portfolio”). The Portfolio also offers Class I shares. Shares of the Portfolio are offered with no sales charge or exchange or redemption fee.

Share Class and Ticker Symbol
	CLASS I	CLASS II
Global Tactical Asset Allocation*	UIMPX**	[•]

*	Formerly known as the International Magnum Portfolio.
**	Class I shares are offered through a separate SAI.

Shares of the Portfolio may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by certain tax qualified investors. The variable annuity contract and variable life insurance policyholders incur fees and expenses separate from the fees and expenses charged by the Portfolio. This SAI addresses Fund information applicable to the Class II shares of the Global Tactical Asset Allocation Portfolio.

The Fund was incorporated under the laws of the State of Maryland on March 26, 1996. The Fund filed a registration statement with the United States Securities and Exchange Commission (the “SEC”) registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares under the Securities Act of 1933, as amended (the “1933 Act”).

The Portfolio is managed by Morgan Stanley Investment Management Inc. (the “Adviser”).

This SAI is not a prospectus, but should be read in conjunction with the prospectus for the Portfolio’s Class II shares, dated [            ], 2011 (the “Prospectus”). This SAI is incorporated by reference into the Prospectus in its entirety. To obtain a Prospectus, please contact the Fund or your insurance company.

The Portfolio is “diversified” and, as such, the Portfolio’s investments are required to meet certain diversification requirements under federal securities laws.

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INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and the Class II shares of the Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”) each serve as investment sub-adviser to the Portfolio (MSIM Limited and MSIM Company are each referred to individually as the “Sub-Adviser” and collectively as the “Sub-Advisers”). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under the Adviser’s supervision.

The following tables summarize the permissible investments for the Portfolio. The table should be used in conjunction with the investment summaries for the Portfolio contained in the Prospectus in order to provide a complete description of the Portfolio’s investment policies.

Equity Securities:
Common Stocks	✓
Depositary Receipts	✓
Investment Company Securities	✓
IPOs	✓
Limited Partnerships	✓
Private Investments in Public Equity	✓
Real Estate Investing
– REITs	✓
– Foreign and Real Estate Companies	✓
– Specialized Ownership Vehicles	✓
Rights	✓
Warrants	✓
Fixed Income Securities:
Agencies	✓
Asset-Backed Securities	✓
Cash Equivalents	✓
Commercial Paper	✓
Corporates	✓
Fannie Mae Certificates	✓
Floaters	✓
High Yield Securities	✓
Inverse Floaters	✓

Investment Grade Securities	✓
Loan Participations and Assignments
Money Market Instruments	✓
Mortgage Related Securities	✓
– CMBS	✓
– CMOs	✓
– MBS	✓
– SMBS	✓
– TBAs	✓
Municipals	✓
Repurchase Agreements	✓
Temporary Investments	✓
U.S. Government Securities	✓
Yankee Dollar Obligations	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓
Foreign Investment:
Brady Fixed Income Securities	✓
Emerging Market Securities	✓
Eurodollar Obligations	✓
Foreign Bonds	✓
Foreign Currency Transactions	✓
Foreign Equity Securities	✓
Foreign Real Estate Companies	✓
Investment Funds	✓
Other Securities and Investment Techniques:
Borrowing for Investment Purposes
Convertible Securities	✓
Loans of Portfolio Securities	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓
Preferred Stocks	✓
Public Bank Loans
Reverse Repurchase Agreements	✓
Short Sales
Temporary Borrowing	✓

When-Issued and Delayed Delivery Securities	✓
Derivatives:
Forwards	✓
Futures Contracts	✓
Options	✓
Swaps	✓
Combined Transactions	✓
Contracts for Difference (“CFDs”)	✓
Structured Investments	✓

EQUITY SECURITIES

In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Common Stocks: Common Stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts: Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Investment Company Securities: Investment Company Securities are securities of other open-end, closed-end or unregistered investment companies, including foreign investment companies and exchange-traded funds. The Portfolio may invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act. The 1940 Act generally prohibits an underlying fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any one investment company, and no more than 10% in any combination of investment companies. The Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds (“ETFs”). The Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Portfolio may invest are leveraged. The more the Portfolio invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

IPOs: The Portfolio may purchase shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”) and may at times dispose of those shares shortly after their acquisition. The Portfolio’s purchase of those shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly-priced companies have fluctuated in significant amounts over short periods of time.

Limited Partnerships: A limited partnership interest entitles the Portfolio to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Real Estate Investing: Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolio’s investments.

REITs and Foreign Real Estate Companies: The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Specialized Ownership Vehicles: Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolio may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Portfolio’s shareholders to indirectly bear certain additional operating expenses.

Rights: Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Warrants: Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

FIXED INCOME SECURITIES

Fixed Income Securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical Fixed Income Security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date and specifies dates when periodic interest (coupon) payments will be made over the life of the Security.

Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of Fixed Income Securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

Interest-rate risk arises due to general changes in the level of market rates after the purchase of a Fixed Income Security. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of most Fixed Income Securities generally decline. While Fixed Income Securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a Fixed Income Security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a Fixed Income Security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a Security. In almost all cases, the duration of a Fixed Income Security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other Fixed Income Securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in Fixed Income Securities and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, Fixed Income Securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than Fixed Income Securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the Fixed Income Security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Portfolio may be forced to reinvest in lower yielding Fixed Income Securities. Quantitative models help assess the degree of prepayment risk and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of the Portfolio’s assets to fall due to the widening of spreads. Fixed Income Securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies that are backed by the full faith and credit of the United States include the Export-Import Bank of the United States, Farmers Home Administration, Federal Financing Bank, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority, among others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank, the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury Department announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac in order to support the conservatorship. First, the U.S. Treasury entered into “Preferred Stock Purchase Agreements”

(PSPAs) under which, if the Federal Housing Finance Agency (“FHFA”) determines that Fannie Mae’s or Freddie Mac’s liabilities exceed its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which terminated in December 2009. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Finally, other agencies and instrumentalities, such as the Federal Farm Credit System, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Asset-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, of foreign branches of U.S. banks (Eurodollars) and of U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of the Prospectus.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other fixed income securities which the Portfolio may purchase.

(2) Commercial Paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”) in one of their two highest categories, (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody’s), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch, Inc. (“Fitch”));

(3) Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase Agreements collateralized by securities listed above.

Commercial Paper: Commercial Paper refers to short-term Fixed Income Securities with maturities ranging from two to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial Paper is issued either directly or through broker-dealers and may be discounted or interest-bearing. Commercial Paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2, or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Corporates: Corporates are Fixed Income Securities issued by private corporations. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

Floaters: Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Investment.”

High Yield Securities: High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s or BB through D by S&P or Fitch) and unrated Fixed Income Securities considered to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that the Portfolio holds may be downgraded to below investment grade by the rating agencies. If the Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While High Yield Securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities may be issued as a consequence of corporate restructuring or similar events. High Yield Securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

Inverse Floaters: Inverse floating rate obligations (“Inverse Floaters”) are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other Fixed Income Securities, the value of Inverse Floaters will decrease as interest rates increase. They are more volatile, however, than most other Fixed Income Securities because the coupon rate on an Inverse Floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an Inverse Floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an Inverse Floater. Some Inverse Floaters may also increase or decrease substantially because of changes in the rate of prepayments.

The inverse floating rate municipal obligations in which the Portfolio may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Portfolio. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Portfolio is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Portfolio would generally invest in inverse floating rate investments that include embedded leverage, thus exposing the Portfolio to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Portfolio’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Portfolio, the Portfolio will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Portfolio could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Investment Grade Securities: Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.

Money Market Instruments: Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities may include CMOs and ABS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

CMBS: CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Collateralized Mortgage Obligations: The Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

The Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Fannie Mae Certificates: Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government, but are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of Fannie Mae securities to assist Fannie Mae in meeting its debt obligations.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates: Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty year, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury Department announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac in order to support the conservatorship. First, the U.S. Treasury entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities exceed its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which terminated in December 2009. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac; the rate of those purchases is expected to slow and terminate in early 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Ginnie Mae Certificates: Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of the other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Mortgage-Backed Securities: With mortgage-backed securities (“MBS”), many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, the Portfolio will purchase only MBS that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are, but Fannie Mae and Freddie Mac securities are supported by Fannie Mae’s and Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation (“REFCORP”) obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets to otherwise cover certain transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. The Portfolio may invest, without limit, in MBS issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer and market conditions warrant such investments. The Portfolio will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s or S&P or are deemed by the Adviser to be of comparable investment quality.

Stripped Mortgage-Backed Securities: The Portfolio may invest in stripped mortgage-backed securities (“SMBS”). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Portfolio invests in IOs and POs, this increases the risk of fluctuations in the net asset value of the Portfolio.

Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolio will meet the quality criteria set out in the Prospectus.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolio.

Municipal bonds are sometimes purchased on a “when-issued” basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolio to achieve its investment objectives. In that event, the Fund’s Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolio to achieve its investment objective. In that event, the Fund’s Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolio may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities, State and local governments, agencies or authorities issued in order to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligations or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Portfolio will consider such securities to be illiquid (and subject to the Portfolio’s limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolio in determining the liquidity of a lease obligation. The factors to be considered in making the determination include 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Repurchase Agreements: Repurchase Agreements are transactions in which the Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement and this value is maintained during the term of the agreement. These securities are held by the Portfolio’s Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio’s realization upon the collateral may be delayed or limited.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets to otherwise cover certain transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

Pursuant to an order issued by the SEC, the Portfolio may pool its daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by the Adviser. By entering into Repurchase Agreements on a joint basis, the Portfolio expects to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. The Portfolio’s participation in the income from jointly purchased Repurchase Agreements will be based on its percentage share in the total Repurchase Agreement.

Temporary Investments: When the Adviser believes that changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes that may be inconsistent with the Portfolio’s investment strategies. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. Treasury Securities: The U.S. Treasury securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as a result, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Yankee Dollar Obligations: Yankee dollar obligations are Fixed Income Securities. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policies.

Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, to a limited extent, Yankee dollar obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Zero Coupons: Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Portfolio intends to pass along such interest as a component of its distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest- paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero coupon treasury bonds are sold under a variety of different names, including Certificate of Accrual on Treasury Securities (“CATS”), Treasury Receipts (“TRS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Investment Growth Receipts (“TIGERS”).

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Portfolio’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolio may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Brady Bonds: Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued fairly recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. The Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio’s quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of the Portfolio’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Portfolio that invests in emerging market or developing countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Eurodollar Obligations: Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.

Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities may be denominated in foreign currency and traded primarily outside of the United States, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (“sovereign debt”); (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situations, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign governmental debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio’s holdings. (See “Brady Bonds” above.) Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Portfolio, to the extent it invests in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio also may manage its foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives,” below.

Foreign Equity Securities: Foreign Equity Securities are Equity Securities of an issuer in a country other than the United States.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT TECHNIQUES

Convertible Securities: Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or preferred stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

Certain Portfolio’s investments in convertible securities may include securities with enhanced convertible features or “equity-linked” features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities; such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying security during the security’s term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Portfolio may invest consistent with its investment objective and policies.

Investments in enhanced convertible or equity-linked securities may subject the Portfolio to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Portfolio is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities making it difficult for the Portfolio to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Portfolio’s portfolio.

Loans of Portfolio Securities: The Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest of the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the Security on loan. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. The Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”) and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Directors. The Portfolio may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Private Investments in Public Equity. The Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Preferred Stocks: Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, the Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. The Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets to otherwise cover certain transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

PERCS. Preferred Equity Redemption Cumulative Stock (“PERCS”) technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company’s common stock.

ELKS. Equity-Linked Securities (“ELKS”) differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company’s common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third-party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

LYONs. Liquid Yield Option Notes (“LYONs”) differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

Temporary Borrowing: The Portfolio is permitted to borrow from banks for extraordinary or emergency purposes. For example, the Portfolio may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of the Portfolio to liquidate portfolio holdings. Except in the case of the Emerging Markets Debt Portfolio, the Portfolio will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolio together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. The Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

When-Issued and Delayed Delivery Securities: When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. An increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a When-Issued or Delayed Delivery basis may increase the volatility of its net asset value. When the Portfolio agrees to purchase When-Issued or Delayed Delivery Securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio’s commitment to purchase these securities.

DERIVATIVES

The Portfolio may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Portfolio is a function of numerous variables, including market conditions. The Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation of liquid assets when mandated by the SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by the Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolio may use and the risks of those instruments are described in further detail below. The Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Portfolio’s interests. The Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.

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Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.

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Using derivatives as a hedge against the portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce the Portfolio’s risk of loss, it may also limit the Portfolio’s opportunity for gains or result in losses by offsetting or limiting the Portfolio’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

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The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission (“CFTC”) or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Portfolio will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Portfolio would bear greater risk of default by the counterparties to such transactions.

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The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to the Portfolio’s limitation on investments in illiquid securities.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, the Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio’s potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of the Portfolio’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the Portfolio’s daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolio may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Portfolio’s use of derivatives may be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolio, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the Portfolio’s Prospectus or SAI. There is no overall limitation on the percentage of the Portfolio’s net assets which may be subject to a hedge position.

Forwards. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the

Portfolio and poorer overall performance for the Portfolio than if it had not entered into forward contracts. The Portfolio may enter into forward contracts under various circumstances. The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which the Portfolio is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolio may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Portfolio will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s portfolio securities.

When required by law, the Portfolio will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio’s commitments with respect to such contracts.

The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio’s volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.

In addition, the Portfolio may be required to maintain segregated liquid assets in order to cover futures transactions. The Portfolio will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters” below.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•

The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Portfolio.

•

Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy.

•

Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio’s potential losses.

•

Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Portfolio may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.

The Portfolio may only write call options that are “covered.” A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated liquid assets.

Selling call options involves the risk that the Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Portfolio may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Portfolio may only write put options that are “covered.” A put option on a security is covered if (a) the Portfolio segregates liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated liquid assets.

Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Portfolio may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Portfolio. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to the Portfolio. The Portfolio could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.

Purchasing Options. The Portfolio may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by the Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio’s portfolio turnover.

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The Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Portfolio’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

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The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

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The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio’s futures position.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Portfolio’s investment objectives and policies, the Portfolio is not limited to any particular form or variety of swap contract. The Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.

The Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate liquid assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

The Portfolio may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If the Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Portfolio will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Portfolio. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•

Swap agreements currently are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•

In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•

The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Contracts for Difference (“CFDs”). The Portfolio may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, may be reduced.

To the extent that there is an imperfect correlation between the return on the Portfolio’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Portfolio’s financial risk. The Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk investments because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment’s design, may be a multiple of the factor’s movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

TAXES

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Portfolio and its shareholders that are not described in the Portfolio’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Portfolio’s prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio is generally treated as a separate corporation from the Fund’s other series for federal income tax purposes, and thus the provisions of the Code generally will be applied to the Portfolio separately, rather than to the Fund as a whole.

Federal Income Tax Treatment of Dividends and Distributions

Shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Portfolio are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. The Portfolio intends to continue to comply with such requirements.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company’s variable annuity contracts or variable life insurance policies, refer to the life insurance company’s variable annuity contract or variable life insurance policy prospectus.

Qualification as a Regulated Investment Company

The Fund intends that the Portfolio qualify and elect to be treated for each taxable year as a regulated investment company (“RIC”) under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s gross income be derived from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than Government securities or securities of other RICs) in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualified income for purposes of the 90% gross income requirement described above. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualified income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified traded partnerships.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Portfolio’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Portfolio’s foreign currency gains as non-qualifying income. For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

In addition to the requirements described above, in order to qualify as a RIC, the Portfolio must distribute at least 90% of its net investment company taxable income (that generally includes dividends, taxable interest, currency gains, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders (the “Distribution Requirement”). If the Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or net realized capital gains that it distributes to shareholders.

Although the Portfolio intends to distribute all or substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, the Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

The Portfolio may make investments that cause the Portfolio to recognize income or gain prior to receiving cash with respect to such investments. For example, in the event that the Portfolio invests in securities (such as STRIPS) that bear “original issue discount” or “acquisition discount” (collectively, “OID Securities”) they will be deemed to have received interest income even though no cash payments have been received. Accordingly, such investments may not produce sufficient current cash receipts to match the amount of net investment income the Portfolio must distribute to satisfy the Distribution Requirement. In some cases, the Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

If the Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders.

Positions held by the Portfolio in certain regulated futures contracts and foreign currency contracts (“Section 1256 Contracts”) will generally be marked-to-market (i.e., treated as though sold for fair market value) on the last business day of the Portfolio’s taxable year and all gain or loss associated with such transactions (except certain currency gains covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of the Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gain into short-term capital gain or short-term capital losses into long-term capital losses within the Portfolio. The acceleration of income on Section 1256 Contracts may require the Portfolio to accrue taxable income without a corresponding receipt of cash. In order to generate enough cash to satisfy the Distribution Requirement, the Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character or timing of income earned and, in turn, affect the application of the Distribution Requirement to the Portfolio.

Short sales engaged in by the Portfolio may reduce the holding period of property held by the Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

Federal Excise Tax

The Portfolio will not be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies and certain trusts under qualified pension and retirement plans.

Certain Tax Information Reporting Considerations

Because of the nature of the rules governing how REITs report their income and the timing of REIT’s issuing year-end tax information, the Portfolio, which invests in REITs, may need to estimate the character of distributions paid to its shareholders from REIT distributions. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as ordinary income are recharacterized as return of capital and/or capital gain. As a result, the composition of the Portfolio’s distributions as reported initially may differ from the final composition determined after calendar year-end and reported to the Portfolio’s shareholders on their year-end tax information statements.

Foreign Income Taxes

Because the Portfolio invests in foreign securities, it may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to the Portfolio’s shareholders. The United States has entered into tax treaties with many foreign countries that may entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Portfolio’s assets to be invested within various countries is not known.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Portfolio.

PURCHASE OF SHARES

The purchase price of the Portfolio is the NAV next determined after the order is received by the Fund or its designee. NAV for Class I and Class II shares will differ due to class specific expenses paid by each class, if any, and the 12b-1 fee charged to Class II shares. For the Portfolio, an order received prior to the close of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund’s transfer agent receives payment by check or in Federal Funds. Shares of the Portfolio may be purchased on any day the NYSE is open.

Shares may, in the Fund’s discretion, be purchased with investment securities (in lieu of or in conjunction with cash) acceptable to the Fund. The securities would be acceptable by the Fund at their market value in return for Portfolio Shares of equal value.

The Fund may accept orders from participating insurance companies after the close of the NYSE. In these cases, all orders received by a participating insurance company on a business day are aggregated and the insurance company places a net purchase or redemption order for shares of the Portfolio later that day or the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the day on which the insurance company received the order.

The Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

REDEMPTION OF SHARES

Redemptions: The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.

Distributions In Kind: If the Adviser determines that it is in the best interest of the Fund or the Portfolio not to pay redemption proceeds in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may distribute to you securities held by the Portfolio from which you are redeeming. If requested, the Portfolio will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

INVESTMENT LIMITATIONS

Fundamental Limitations

The Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio may not:

(1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act;

(2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3) make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provision of the 1940 Act;

(4) invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act;

(5) borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act;

(6) issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act;

(7) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; provided, that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or instruments issued by U.S. banks; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Limitations

In addition, the Portfolio has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. The Portfolio will not:

(1) sell short (other than “against the box”) unless the Portfolio’s obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(2) invest its assets in securities of any investment company except as may be permitted by the 1940 Act;

(3) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities;

(4) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the prospectus) that are publicly distributed and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

(5) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures and options on futures; and

(6) borrow money, other than temporarily or for extraordinary or emergency purposes or purchase additional securities when borrowings exceed 5% of total (gross) assets.

Whether diversified or non-diversified, the Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio’s total assets is represented by cash (including cash items and receivables), U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio’s holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its series will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Fund.

In addition, Section 817(h) of the Code requires that the assets of the Portfolio be adequately diversified so that insurance companies, and not variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. To meet the diversification requirements of regulations issued under Section 817(h), the Portfolio will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The Portfolio must meet the above diversification requirements within 30 days of the end of each calendar quarter.

DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. In addition, for securities that are subject to prepayments, the weighted average life of the security will be used in the weighted average maturity calculation instead of the stated maturity date on the instrument. The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument.

MANAGEMENT OF THE FUND

General. The Directors supervise the Fund’s affairs under the laws governing corporations in the State of Maryland. The Directors have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Officers and Directors. The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the “Institutional Funds”) and certain of the funds advised by Morgan Stanley Investment Advisors Inc. (“MSIA”)

(the “Retail Funds”). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Directors are the “non-interested” or “Independent” Directors. The other Director (the “Interested Director”) is affiliated with the Adviser.

Board Structure and Oversight Function. The Board’s leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Directors has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Directors and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel and independent valuation and brokerage evaluation services, make regular reports regarding the Fund’s activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board’s oversight risk function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Directors. The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund’s Governance Committee and Board of Directors nomination process is provided below under the caption “Independent Directors and the Committees.”

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined herein) overseen by each Independent Director (as of December 31, 2010) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director(2)
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and at the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de I’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	98	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and Naval Submarine League.

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director(2)
Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	100	Director of various business organizations.
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director(2)
Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission;) formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director(2)
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed- Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director(2)
Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 2001	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	100	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	101	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

The Interested Director of the Fund who is affiliated with the Adviser or affiliates of the Adviser (as set forth below), his age, address, term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2010) and the other directorships, if any, held by the Interested Director, are shown below.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director(2)
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	99	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

(1)	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
(2)	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

The executive officers of the Fund, their age, address, position held, term of office and length of time served, and their principal business occupations during the past five years are shown below.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Sara Furber (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2010	President and Principal Executive Officer (since September 2010) of Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch’s Global Credit & Commitments organization prior to July 2007.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002

Executive Director of the Investment Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

(1)	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2010, is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2010)
Independent:
Frank L. Bowman(1)	[none]	[over $100,000]
Michael Bozic	[none]	[over $100,000]
Kathleen A. Dennis	[none]	[over $100,000]
Manuel H. Johnson	[none]	[over $100,000]
Joseph J. Kearns(1)	[none]	[over $100,000]
Michael F. Klein	[none]	[over $100,000]
Michael E. Nugent	[none]	[over $100,000]
W. Allen Reed(1)	[none]	[over $100,000]
Fergus Reid(1)	[none]	[over $100,000]

Interested:
James F. Higgins	[none]	[over $100,000]

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [                ], 2011, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Portfolio.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Compliance and Insurance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”). Each Independent Director is also “independent” from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the portfolios’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the fiscal year ended December 31, 2010, the Board of Directors held [nine] meetings.

During the fiscal year ended December 31, 2010, the Board’s committees held the following meetings:

Committee/Sub-Committee:	Number of meetings:
Audit Committee	[•]
Governance Committee	[•]
Compliance and Insurance Committee	[•]
Insurance Sub-Committee	[•]
Investment Committee	[•]
Equity Sub-Committee	[•]
Fixed Income Sub-Committee	[•]
Money Market and Alternatives Sub-Committee	[•]

Experience, Qualifications and Attributes

The Board has concluded, based on each Director’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA and the Naval Submarine League. Mr. Bowman retired as an Admiral in the U.S. Navy after serving 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l’Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where he also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of the certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Directors’ principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Independent Directors for the Retail Funds and Institutional Funds

The Independent Directors and the Fund’s management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Directors and Officers

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/ portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/ portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Directors from the Fund for the fiscal year ended December 31, 2010 and the aggregate compensation payable to each of the Fund’s Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2010.

COMPENSATION(1)

Name of Independent Director:	Aggregate Compensation from the Fund(2)			Total Compensation from Fund and Fund Complex Paid to Director(3)
Frank L. Bowman	$	[	•]	$	[	•]
Michael Bozic	$	[	•]	$	[	•]
Kathleen A. Dennis	$	[	•]	$	[	•]
Dr. Manuel H. Johnson	$	[	•]	$	[	•]
Joseph J. Kearns	$	[	•]	$	[	•]
Michael F. Klein	$	[	•]	$	[	•]
Michael Nugent	$	[	•]	$	[	•]
W. Allen Reed(2)	$	[	•]	$	[	•]
Fergus Reid	$	[	•]	$	[	•]

Name of Interested Director:
James F. Higgins	$	[	•]	$	[	•]

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Director deferred compensation from the Fund during the fiscal year ended December 31, 2010: [•].
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2010 before deferral by the Directors under the DC Plan. As of December 31, 2010, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $[•], $[•] and $[•], respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), not including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2010, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director:	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds			Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$	[	•]	$	[	•]
Manuel H. Johnson	$	[	•]	$	[	•]
Michael E. Nugent	$	[	•]	$	[	•]

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser, the Sub-Advisers and Morgan Stanley Distribution, Inc. (“Morgan Stanley Distribution” or the “Distributor”) (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY, SUB-ADVISORY,

DISTRIBUTION AND ADMINISTRATIVE AGREEMENTS

The Adviser is a wholly owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, New York 10036 and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, New York 10036.

Pursuant to an investment advisory agreement, the Adviser receives compensation for providing investment advisory services in the amounts described below. In managing the Portfolio, the Adviser may use the services of associated investment personnel employed by its affiliated institutional asset management companies.

Advisory Fees

The Adviser is entitled to receive an advisory fee at an annual percentage of the Portfolio’s average daily net assets. The Adviser has agreed to a reduction in the fees payable to them and/or to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the percentage of average daily net assets set forth in the Portfolio’s prospectus. In determining the actual amount of fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund’s Board of Directors acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate. The following table shows (i) the contractual advisory fee as a percentage of average daily net assets at certain levels of average daily net assets; and (ii) the Portfolio’s expense cap for the fiscal year ended December 31, 2010.

Portfolio	Contractual Advisory Fee	Expense Cap Class I	Expense Cap Class II

Global Tactical Asset Allocation	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.	1.05%	1.15%

The following table shows for the advisory fee paid by the Portfolio for each of the past three fiscal years.

Advisory Fee Paid ($000)
Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08

	$546 (net of fee waivers and rebate of $147)	$977 (net of fee waivers and rebate of $220)

Investment Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England and Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, 16-01 Capital Square, Singapore 04948. MSIM Limited and MSIM Company (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) are wholly owned subsidiaries of Morgan Stanley and provide the Portfolio with investment advisory services subject to the overall supervision of the Adviser and the Portfolio’s Officers and Directors.

The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio. Both MSIM Limited and MSIM Company provide investment advisory services to the Portfolio.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Administration Fees

Pursuant to a separate Administration Agreement with the Fund, the Adviser provides administrative services to the Portfolio. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio managed by the Adviser.

Sub-Administrator. Under an agreement between the Adviser and State Street Bank and Trust Company (“State Street”), effective May 3, 2010, State Street provides certain administrative and accounting services to the Funds. For such services, the Adviser pays State Street a portion of the administrative fee the Adviser receives from the Funds. For the fiscal year ended December 31, 2010, the Adviser paid fees in the amount of $[        ] to

State Street for services provided to the Funds. The Adviser supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Funds. State Street’s business address is One Lincoln Street, Boston, Massachusetts 02111-2101.

The following table shows for the administration fee paid by the Portfolio for each of the past three fiscal years.

	Administration Fees Paid ($000)
Portfolio	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/10
Global Tactical Asset Allocation	$377	$217	$	[	]

Distributor

Morgan Stanley Distribution, Inc. is an indirect wholly owned subsidiary of Morgan Stanley and serves as the Fund’s distributor pursuant to a distribution agreement. The principal offices of Morgan Stanley Distribution, Inc. are located at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan authorizes the Class II shares of the Portfolio to pay Morgan Stanley Distribution a monthly 12b-1 fee at a rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate Morgan Stanley Distribution for remittance to insurance companies which offer the Portfolio as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Class II shares of the Portfolio. Morgan Stanley Distribution may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% 12b-1 fees that it is entitled to receive.

This waiver is voluntary, and the Distributor reserves the right to terminate the waiver at any time and without notice.

Since the 12b-1 fees associated with the Plan are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Plan must be approved annually by a majority of the Directors of the Fund, including a majority of the Independent Directors. All material amendments of the Plan will require approval by a majority of the Directors of the Fund, including a majority of the Independent Directors. The Plan was approved by the Fund’s Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolio, to affiliates, certain insurance companies and/or other financial intermediaries (“Intermediaries”) in connection with the sale, distribution, marketing and retention of shares of the Portfolio and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to

Intermediaries for, among other things, promoting the sale and distribution of Portfolio shares, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution or shareholder servicing fees that may be payable by the Distributor. The additional payments may be based on various factors, including amount of assets invested by the Intermediary’s customers, the Portfolio’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser or Distributor (e.g. gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

The additional payments currently made to certain Intermediaries, which are made in accordance with the applicable compensation structure for each Intermediary, include an ongoing annual fee in an amount up to 0.45% of the total average daily net asset value of shares of the Portfolio held in such Intermediaries’ applicable accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide Intermediaries with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio or the amount that the Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by an Intermediary as to its compensation.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Advisers.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2009 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation if Morgan Stanley realizes losses on certain trading positions, investments or holdings.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the Fund’s prospectus) indices, and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser and/or Sub Advisers.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers at December 31, 2010 (unless otherwise indicated):

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio and Portfolio Managers	Number of Accounts		Total Assets in the Accounts		Number of Accounts		Total Assets in the Accounts		Number of Accounts		Total Assets in the Accounts
Global Tactical Asset Allocation
Mark Bavoso	[	•]	$	[•]	[	•]	$	[•]	[	•]	$	[•]
Henry McVey	[	•]	$	[•]	[	•]	$	[•]	[	•](1)	$	[•](1)

(1)	Of these other accounts, [•] accounts with a total of approximately $[•] billion in assets, had performance-based fees.

[Securities Ownership of Portfolio Managers. As of December 31, 2010, neither Mark Bavoso nor Henry McVey beneficially owned any securities in the Portfolio.]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As currently required under law, the insurance companies vote their shares of the Portfolio in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. Morgan Stanley will vote the shares of the Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither Morgan Stanley nor the insurance companies are deemed to control the Portfolio.

Principal Holders of Securities

As of [                ], 2011, the following persons were beneficial owners of 5% or more of the Class I shares of the Portfolio.

Portfolio	Name of Beneficial Owner	Percent of Outstanding Shares
Global Tactical Asset Allocation Portfolio

Shares of the Portfolio are sold to insurance companies for their variable annuity contracts and variable life insurance policies, qualified pension plans or retirement plans.

NET ASSET VALUE

The NAV per share of the Portfolio is determined by dividing the total market value of the Portfolio’s investments and other assets, less all liabilities, by the total number of outstanding shares of the Portfolio. NAV for Class I and Class II shares will differ due to class specific expenses paid by each class, and the 12b-1 fee charged to Class II shares. The NAV per share of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities generally are valued at their market value. Securities listed on a U.S. securities exchange for which market quotations are available generally are valued at the last quoted sale price on the day the valuation is made, or if there has been no sale that day, or for all other portfolio securities for which the over-counter market quotations are readily available, at the mean between the last reported bid and asked price. Equity securities listed or traded on NASDAQ for which market quotations are available are valued at the NASDAQ Official Closing Price, or if there has been no sale that day, at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Board of Directors. For equity securities traded on foreign exchanges, the last reported closing price or the latest bid price may be used if there were no sales on a particular day. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. NAV includes interest on fixed income securities, which is accrued daily unless collection is in doubt. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional-size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued based on the mean of bid and ask prices (or a yield equivalent thereof), obtained from market makers or brokers or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

The value of other assets and securities for which quotations are not readily available or may be unreliable (including certain restricted and unlisted securities), and those securities for which it is inappropriate to determine prices in accordance with the above-stated procedures, are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies generally will be converted into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

PORTFOLIO TRANSACTIONS

The Adviser and/or Sub-Advisers are responsible for decisions to buy and sell securities for the Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Advisers attempt to equitably allocate purchase and sale transactions among the Portfolio and other client accounts. To that end, the Adviser and/or Sub-Advisers consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolio and other client accounts.

The Adviser and/or Sub-Advisers select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Adviser and/or Sub-Advisers effect transactions with those broker-dealers that they believe provide prompt execution of orders in an effective manner at the most favorable prices. The Portfolio may pay higher commission rates than the lowest available when the Adviser and/or Sub-Advisers believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. The Adviser and/or Sub-Advisers may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Adviser and/or Sub-Advisers. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions thereto (such as clearance, settlement and custody). When a particular item (such as proxy services) has both research and non-research related uses, the Adviser and/or Sub Advisers will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Adviser and/or Sub-Advisers may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Adviser and/or Sub-Advisers. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and/or Sub-Advisers relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser and/or Sub-Advisers are unable to ascertain the exact dollar value of these services due to the subjective and imprecise nature of their determinations. The information and services received by the Adviser and/or Sub-Advisers from brokers and dealers may be utilized by the Adviser and/or Sub-Advisers and any of its asset management of accounts of some of their other clients and may not in all cases benefit the Fund directly. To the extent that the Adviser and/or Sub-Advisers receive these services from brokers and dealers, it will not have to pay for these services itself.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions in futures contracts and options on futures contracts under procedures adopted by the Fund’s Board of Directors. Pursuant to these procedures, the Adviser uses two broker-dealer affiliates, Morgan Stanley Distribution (including Morgan Stanley International plc) and Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”), each of which is wholly owned by Morgan Stanley, for such transactions. The commission rates and other remuneration paid to Morgan Stanley Distribution or Morgan Stanley & Co. must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund’s Adviser.

[During the fiscal years ended December 31, 2008, 2009 and 2010, the Fund did not effect any principal transactions with Morgan Stanley & Co.]

BROKERAGE FEES

During the fiscal years ended December 31, 2008, 2009 and 2010, the Portfolio paid total brokerage commissions as follows:

Name of Portfolio	Brokerage Commissions Paid for Fiscal Year Ended 12/31/08	Brokerage Commissions Paid for Fiscal Year Ended 12/31/09	Brokerage Commissions Paid for Fiscal Year Ended 12/31/10
Global Tactical Asset Allocation	$130,277	$73,312	$	[	]

During the fiscal year ended December 31, 2008 and 2009, the Portfolio paid brokerage commissions to Morgan Stanley & Co. as follows:

Name of Portfolio	Brokerage Commissions Paid to Morgan Stanley & Co. for Fiscal Year Ended 12/31/08	Brokerage Commissions Paid to Morgan Stanley & Co., Inc. for Fiscal Year Ended 12/31/09
Global Tactical Asset Allocation	$9,618	$1,679

For the fiscal year ended December 31, 2010, the Portfolio paid brokerage commissions to Morgan Stanley & Co., as follows:

Name of Portfolio	Brokerage Commissions Paid to Morgan Stanley & Co., Inc. for Fiscal Year Ended 12/31/10			Percentage of Aggregate Brokerage Commissions for Fiscal Year Ended 12/31/10		Percentage of Aggregate Dollar Amount of Executed Trades on Which Brokerage Commissions Were Paid for Fiscal Year Ended 12/31/10
Global Tactical Asset Allocation	$	[	•]	[	•]%	[	•]%

[Directed Brokerage: During the fiscal year ended December 31, 2010, the Portfolio did not pay any brokerage commissions to brokers because of research services provided.]

Regular Broker-Dealers: The Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2010, the Portfolio purchased securities issued by the Fund’s regular broker-dealers:

Portfolio	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/10

Global Tactical Asset Allocation

Portfolio Turnover

The Portfolio generally does not invest for short-term trading purposes; however, when circumstances warrant, the Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate (100% or more) increases the Portfolio’s transaction costs (including brokerage commissions or dealer costs), which would adversely impact the Portfolio’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Portfolio had lower portfolio turnover.

PERFORMANCE INFORMATION

The following table shows the average annual total return numbers for the one-year, five-year and ten-year periods ended December 31, 2010 and since inception for the Class I shares of the Portfolio. Performance information for Class II shares of the Portfolio will be provided once the Class II shares of the Portfolio have completed a full calendar year of operations.

Name of Portfolio	Inception Date	Average Annual Total Return for One Year Ended 12/31/10		Average Annual Total Return for Five Years Ended 12/31/10		Average Annual Total Return for Ten Years Ended 12/31/10		Average Annual Total Return Since Inception
Global Tactical Asset Allocation	01/02/97	[	•]%	[	•]%	[	•]%	[	•]%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors, the Adviser and the Sub-Advisers have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and the Sub-Advisers may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s, the Adviser’s and the Sub-Advisers’ fiduciary duties to Fund shareholders. The Adviser and the Sub-Advisers may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser, the Sub-Advisers or by any affiliated person of the Adviser or the Sub-Advisers. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information on a monthly basis, at least 15 calendar days after the end of each month; and

•	top 10 (or top 15) holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive non-public information currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees pursuant to a non-disclosure or confidentiality agreement to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, the Sub-Advisers or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released to such recipient, and no lag period shall apply (unless otherwise indicated below).

The Adviser and the Sub-Advisers may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser, the Sub-Advisers or any affiliate of the Adviser or the Sub-Advisers (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effect of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the “PHRC”) or the Fund’s Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund’s Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at the Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Services Company Inc.(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Arnerich Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/ quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days quarter end, respectively
Evaluation Associates (*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Ennis Knupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end
Mercer Investment Consulting(*)	Complete portfolio holdings	As needed	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/ quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/ Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Factset Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)

Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all). Information will typically be provided on a real time basis or as soon thereafter as possible.

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag. This information will also be provided upon request from time to time.
(5)	This information will also be provided upon request from time to time.
(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, the following insurance companies, which are deemed service providers to the Fund, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: AIG Life Insurance Company — Private Placement, AIG Life Insurance Company, American International Life Assurance Company of New York, Allmerica Financial Insurance & Annuity Company, Allstate Life Insurance Company,

Allstate Life Insurance Company of New York, American Enterprise Life Insurance Company/American Centurion Life Assurance Company/IDS Life Insurance Company, American General-Private Placement, American General Life Insurance Company, American General Life Insurance Company of New York, Inviva, Inc., Ameritas Variable Life Insurance Company, Annuity Investors Life Insurance Company, Columbus Life Insurance Company, Companion Life Insurance Company, Connecticut General Life Insurance Company, Continental Assurance Company, CUNA Mutual Insurance Society, Empire Fidelity Investments Life Insurance Company, The Equitable Life Assurance Society of the Unites States, Fidelity Investment Life Insurance Company, Fidelity Security Life Insurance Company, First Allmerica Financial Life Insurance Company, First Ameritas Life Insurance Corp. of New York, First Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company, First MetLife Investment Insurance Company, General American Life Insurance Company, Great American Life Insurance Company of New York, Integrity Life Insurance Company, Kemper Investors Life Insurance Company, Lincoln Benefit Life Company, London Pacific Life and Annuity Company, MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, Metropolitan Life Insurance Company, MetLife Investors USA Insurance Company, Midland National Life Insurance Company, MONY Life Insurance Company, Nationwide Life Insurance Co., Nationwide Life & Annuity Insurance Co., National Integrity Life Insurance Company, National Life Insurance Company, New York Life Insurance & Annuity Corporation, New York Life Insurance Company & New York Life Sec. Inc., The Ohio National Life Insurance Company, OM Financial Life Insurance Company, The Penn Insurance & Annuity Company, The Penn Mutual Life Insurance Company, Peoples Benefit Life Insurance Company, PFL Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Protective Life Insurance Company, Sage Life Assurance of America, Inc., Security Benefit Life Insurance and First Security Benefit Life Insurance Company, Standard Insurance Company, Sun Life Assurance Company of Canada (U.S.), Transamerica Life Insurance Company, Transamerica Life Insurance & Annuity Company, Transamerica Life Insurance Company of New York, Transamerica Occidental Life Insurance Company, The Union Central Life Insurance Company, United Life & Annuity Insurance Company, United of Omaha Life Insurance Company, United States Life Insurance Company in the City of New York, Valley Forge Life Insurance Company and Western Reserve Life Assurance Company of Ohio. The Fund does not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund’s Board of Directors (or designated committee thereof), except (i) for disclosures made to third parties pursuant to ongoing arrangements (discussed below), (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) brokerdealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser and the Sub-Adviser shall report quarterly to the Board of Directors (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Adviser, the Sub-Advisers or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which consists of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC periodically reviews and has the authority to amend as necessary the Fund’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

        (c) The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to items (i) through (vi) above; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employ to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Sub-Advisers, the Distributor or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s), in accordance with the recordkeeping policy of MSIM. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on March 26, 1996 under the name Morgan Stanley Universal Funds, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act and commenced operations on September 16, 1996. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Universal Funds, Inc. Effective May 1, 2000, the Fund changed its name to The Universal Institutional Funds, Inc.

Description of Shares and Voting Rights

The Fund’s Articles of Incorporation, as amended, permit the Directors to issue [10.5] billion shares of common stock, par value $.001 per share, from an unlimited number of classes (“Series”) of shares. Currently the Fund consists of shares of 10 Series. Seven Series (including the Portfolio) offer Class I shares. In addition, each Series offers Class II shares.

The shares of each Series, upon issuance, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Series have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

Shares of each Series will be voted by the insurance company or qualified plans investing in such Series based on instructions received from the contract holders having a voting interest in the underlying account. Shares for which timely instructions are not received generally will be voted by the insurance company or qualified plans in the same proportion as shares for which instructions have been timely received. Therefore, as a result of this proportional voting, the vote of a small number of contract holders could determine the outcome of a proposal subject to a shareholder vote.

Dividends and Capital Gains Distributions

The Fund’s policy is to distribute at least annually substantially all of the Portfolio’s net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that are intended to eliminate income (including taxable gains) taxes imposed on the distributing Portfolio (see discussion under “Taxes” in this SAI). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share NAV of the Portfolio by the per share amount of the dividend or distribution.

Custody Arrangements

State Street, located at One Lincoln Street, Boston, Massachusetts 02111-2101, acts as the Funds’ custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street employs sub-custodians approved by the Board of Directors of the respective Funds in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required, and the reputation of the institution in the particular country or region.

Independent Registered Public Accounting Firm

[                    ], located at [                        ] serves as independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio.

Legal Matters

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Fund’s legal counsel.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2010, including the notes thereto and the reports of [                    ], an independent registered public accounting firm, are herein incorporated by reference from the Fund’s Annual Report to Shareholders. A copy of each of the Fund’s Annual Report and Semi-Annual Report must accompany the delivery of this SAI.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Revised September 30, 2010

APPENDIX B

DESCRIPTION OF RATINGS

Description of Commercial Paper and Bond Ratings

I.	Excerpts From Moody’s Description of Bond Ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics. Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B — Obligations rated B are considered speculative and subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

II.	Excerpts From S&P’s Description of Bond Ratings:

AAA: Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA — Bonds rated AA differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A — Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. C — A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

III.	Description of Moody’s Ratings of State and Municipal Notes: Moody’s ratings for state and municipal notes and other short-term obligations are designated as Municipal Investment Grade (“MIG”) and are divided into the following levels: MIG-1 — superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2 — strong credit quality with margins of protection that are ample although not so large as in the preceding group; MIG-3 — acceptable credit quality, with liquidity and cash-flow protection which may be narrow and market access for re-financing that is likely to be less well-established; SG — denotes speculative-grade credit quality and debt instruments that may lack sufficient margins of protection.

IV.	Description of Moody’s Highest Commercial Paper Rating: Prime-1 (“P-1”) -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

V.	Excerpt From S&P’s Rating of Municipal Note Issues: An S&P municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. Determining which type of rating, if any, to assign S&P’s analysis will review the following considerations: (i) Amortization schedule: the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (ii) Source of payment: the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows: SP-l — strong capacity to pay principal and interest, with a designation of SP-1+ indicating a very strong capacity to pay debt service; SP-2 — satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes; SP-3 — speculative capacity to pay principal and interest.

VI.	Description of S&P’s Highest Commercial Paper Ratings: A-l — The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, obligations designated with a plus sign indicate that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

VII.	Excerpts from Fitch’s Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. This rating denotes the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. This rating denotes expectations of very low default risk. They indicate very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. This rating denotes expectations of low default risk. The capacity for payment of financial conditions is considered strong but may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. This rating indicates that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Bonds are considered speculative. This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Bonds rated in this category and below are not investment grade.

B: Bonds are considered highly speculative. This rating indicates that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Bonds are considered a substantial credit risk and default is a real possibility.

CC: Bonds are considered a very high level of credit risk and default of some kind appears probable.

C: Bonds are at exceptionally high levels of credit risk and default is imminent or inevitable, or the issuer is in standstill.

D: Indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below B.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a) (1) Articles of Restatement, dated February 20, 2007, are incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on April 13, 2007.

(2) Articles Supplementary (terminating the Money Market Portfolio and the Technology Portfolio), dated April 10, 2008, are incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on April 11, 2008.

(3) Articles of Amendment (renaming the Fixed Income Portfolio), dated April 10, 2008, are incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on April 11, 2008.

(4) Articles of Amendment (renaming the Equity Growth Portfolio), dated April 10, 2008, are incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on April 11, 2008.

(5) Articles Supplementary (terminating the International Fixed Income Portfolio, Balanced Portfolio, Multi-Asset Class Portfolio, Core Equity Portfolio, Asian Equity Portfolio, Targeted Duration Portfolio and Investment Grade Fixed Income Portfolio), dated May 27, 2009, are incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on February 5, 2010.

(6) Certificate of Correction (correcting typographical errors, errors of transcription or other errors with respect to the Equity Growth Portfolio and Capital Growth Portfolio), dated July 28, 2010, is incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(7) Articles Supplementary (terminating the Equity and Income Portfolio, Global Value Equity Portfolio, High Yield Portfolio, International Growth Equity Portfolio, U.S. Mid Cap Value Portfolio and Value Portfolio), dated July 28, 2010, are incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(8) Articles of Amendment (renaming the International Magnum Portfolio), dated October 13, 2010, are incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(b) Amended and Restated By-Laws, dated June 20, 2007, are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on April 11, 2008.

(c) Not applicable.

(d) (1) Amended and Restated Investment Advisory Agreement between Registrant and Morgan Stanley Investment Management Inc., dated June 30, 2009, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(2) Amended and Restated Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Emerging Markets Equity Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio and Global Tactical Asset Allocation Portfolio), dated as of June 30, 2009, is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(3) Amended and Restated Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Emerging Markets Equity Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio and Global Tactical Asset Allocation Portfolio), dated as of June 30, 2009, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(e) (1) Distribution Agreement between Registrant and Morgan Stanley Distribution, Inc., dated as of April 29, 2005, is incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on December 16, 2005.

(2) Form of Participation Agreement is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 7, 2009.

(f) Not applicable.

(g) Custodian Contract between Registrant and State Street Bank and Trust Company, is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(h) (1) Administration Agreement between Registrant and Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.) is incorporated by reference to Exhibit h(1) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on April 1, 1999.

(2) Schedule A to Administration Agreement between Registrant and Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on October 29, 2010.

(i) (1) Opinion of Maryland counsel, is incorporated by reference to Exhibit (i)(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on March 1, 2006.

(2) Opinion of Counsel, is incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on March 1, 2006.

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(3) Opinion of Maryland counsel, is to be filed by amendment.

(4) Opinion and Consent of Dechert LLP, is to be filed by amendment.

(j) Consent of Independent Registered Public Accounting Firm, is to be filed by amendment.

(k) Not applicable.

(l) Not applicable.

(m) Amended and Restated 12b-1 Distribution Plan with respect to “Class II” shares of each Portfolio, are incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on December 16, 2005.

(n) Not applicable.

(o) 18f-3 Multi-Class Plan, is incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 17, 2005.

(p) (1) Code of Ethics of the Registrant, is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Inc., filed on August 31, 2010.

(2) Code of Ethics for Morgan Stanley Investment Management, dated May 12, 2008, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 7, 2009.

(q) Powers of Attorney of Directors dated December 7, 2010, is incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund, Inc., filed on December 14, 2010.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 30.	Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Seven of the Registrant’s Articles of Incorporation which is incorporated by reference herein:

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Pursuant to paragraph 7 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, reckless disregard by the Adviser of its obligations and duties hereunder or a loss resulting from a breach

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of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), the Adviser shall not be subject to any liability whatsoever to the Registrant, or to any shareholder of the Registrant, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Registrant.

Pursuant to Article 7 of the Registrant’s Administration Agreement, the Fund shall indemnify and hold the Administrator, and third parties providing services for the benefit of the Registrant through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or proceeding arising out of or based upon the Registrant’s material breach of the Administration Agreement or material omission by the Fund in the performance of its duties hereunder or under such arrangements with the Administrator as to which the Registrant has received written notice, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Registrant or of the Adviser, provided that this indemnification shall not apply to any such loss, cost, damage or expense arising out of or based upon actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct.

Item 31.	Business and Other Connections of Investment Advisers

(a) Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Morgan Stanley Investment Management Inc. (the “Adviser”) provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

Listed below are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH MORGAN STANLEY INVESTMENT MANAGEMENT INC.	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
Gregory J. Fleming Managing Director and President	Managing Director and President of Morgan Stanley Investment Advisors Inc.; President of MSAM Holdings II, Inc.

Edmond Moriarty Managing Director and Director	Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., Morgan Stanley Services Company Inc. and Morgan Stanley Distribution, Inc.; Director of MSAM Holdings II, Inc.

Arthur Lev Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distributors Inc., Morgan Stanley Investment Advisors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of MSAM Holdings II, Inc.

Mary Ann Picciotto Executive Director and Chief Compliance Officer	Chief Compliance Officer of the Retail Funds and Institutional Funds; Executive Director and Chief Compliance Officer of Morgan Stanley Investment Advisors Inc.

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NAME AND POSITION WITH MORGAN STANLEY INVESTMENT MANAGEMENT INC.	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION
Paul Julius Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Chief Financial Officer and Treasurer of MSAM Holdings II, Inc.

Sara Furber Managing Director and Director

President and Principal Executive Officer of the Morgan Stanley Equity and Fixed Income Funds;

Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Director of MSAM Holdings II, Inc.

James Janover Managing Director and Director	Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Director of MSAM Holdings II, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

In addition, the Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

Item 32.	Principal Underwriters

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

Morgan Stanley Distribution, Inc. (“Morgan Stanley Distribution”) is distributor for Morgan Stanley Institutional Fund, Inc., Morgan Stanley Institutional Liquidity Funds and Morgan Stanley Institutional Fund Trust, each a registered open-end management investment company.

(b) Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in response to Item 20.

The principal address for Morgan Stanley Distribution and each director, officer or partner listed below is One Front Street, Suite 400, West Conshohocken, PA 19428:

Name and Principal Business Address*	Position and Offices with Morgan Stanley Distribution, Inc.	Positions and Offices with the Fund
Lisa Jones	President and Director	None
Sara Furber	Director	President and Principal Executive Officer
Edmond Moriarty	Director	None
Paul Julius	Chief Financial Officer and Treasurer	None
Arthur Lev	Secretary	None

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:

Not Applicable.

Item 33.	Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

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State Street Bank and Trust Company, Registrant’s sub-transfer agent and sub-dividend disbursing agent, One Lincoln Street, Boston, Massachusetts, 02111-2101, maintains physical possession of each such account, book or other document of the Fund.

In particular, with respect to the records required by Rule 31a-1(b)(1), State Street Bank and Trust Company maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and also maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

In addition, Morgan Stanley Investment Management Inc., Registrant’s investment adviser and administrator, 522 Fifth Avenue, New York, New York 10036, maintains possession of the Fund’s corporate organizational records, in addition to certain other records required by Rule 31a-1(b).

Item 34.	Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in part A or part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.

Not Applicable.

Item 35.	Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 42 to Registration Statement No. 811-07607 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 15th day of December, 2010.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

By:	/s/ Sara Furber
Sara Furber
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 42 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1)	Principal Executive Officer	President and Principal Executive Officer

By:	/s/ Sara Furber		December 15, 2010
Sara Furber

(2)	Principal Financial Officer	Treasurer and Principal Financial Officer

By:	/s/ Francis J. Smith		December 15, 2010
Francis J. Smith

(3)	Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent (Chairman)
W. Allen Reed
Fergus Reid

By:	/s/ Carl Frischling		December 15, 2010
Carl Frischling
Attorney-in-Fact for the Independent Directors

INTERESTED DIRECTOR
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		December 15, 2010
Stefanie V. Chang Yu
Attorney-in-Fact for the Interested Director